BEVERAGE ACQUISITION CORPORATION
2670 Commercial Avenue
Mingo Junction, Ohio 43938

              ___________, 2006

Beverage Marketing Corporation of New York
2670 Commercial Avenue,
Mingo Junction, Ohio 43938
ATTN: Michael C. Bellas

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Beverage Acquisition Corporation (“Company”) and continuing until (the “Termination Date”) the earlier of the consummation by the Company of a “Business Combination” or the Company’s liquidation (as described in the Company’s IPO prospectus), Beverage Marketing Corporation of New York shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 2670 Commercial Avenue, Mingo Junction, Ohio 43938. In exchange therefore, the Company shall pay Beverage Marketing Corporation of New York the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

BEVERAGE ACQUISITION CORPORATION

By: ____________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

BEVERAGE MARKETING CORPORATION
OF NEW YORK

By: ________________________
Name:
Title: